SUPPLEMENT DATED JANUARY 31, 2018

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS D, I AND P SHARES DATED MAY 1, 2017

This supplement revises the Pacific Select Fund Class D, I and P Shares prospectus dated May 1, 2017, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. This supplement applies to the Long/Short Large-Cap Portfolio.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

Notice of Proposed Reorganization of the Long/Short Large-Cap Portfolio

On January 22, 2018, the Board of Trustees (the “Board”) of Pacific Select Fund (the “Trust”) approved a plan of reorganization (the “Plan”) pursuant to which the Long/Short Large-Cap Portfolio (the “Acquired Fund”), a series of the Trust, would be reorganized with and into the Main Street® Core Portfolio (the “Surviving Fund”), another series of the Trust (the “Reorganization”). Subject to approval of the Plan by shareholders of the Acquired Fund, the Reorganization is expected to be effective after the close of business on June 28, 2018, or such other date as the parties to the Reorganization may agree (the “Reorganization Date”). The Surviving Fund and the Acquired Fund together are referred to herein as the “Funds.”

Currently, the Acquired Fund offers two classes of shares: Class I and Class P.  All outstanding Class P shares of the Acquired Fund, which are held exclusively by the Portfolio Optimization Portfolios (funds-of-funds of the Trust), will be redeemed in advance of the Reorganization Date, so that only Class I shares of the Acquired Fund, and their associated assets and liabilities, will remain in the Fund and participate in the Reorganization. The expenses associated with the Reorganization, which are estimated to be approximately 0.04% of the Acquired Fund’s total annual fund operating expenses, will be borne by the Acquired Fund’s Class I and Class P shares. Following the redemption of Class P shares, any operating expenses of the Acquired Fund through the date of the Reorganization (including any Reorganization expenses in excess of the estimate) will be borne by the remaining Class I shareholders. Accordingly, shareholders remaining in the Acquired Fund after the Portfolio Optimization Portfolios’ redemption may experience a further increase in total annual fund operating expenses. The Surviving Fund has significantly lower total annual fund operating expenses than the Acquired Fund.

Shareholder approval of the Plan will be sought at a special meeting of shareholders expected to be held on June 18, 2018. Owners of variable life insurance policies and variable annuity contracts having a beneficial interest in the Acquired Fund on the record date (“Beneficial Owners”) are entitled to vote as though they are shareholders of the Acquired Fund. Beneficial Owners will receive (i) a Proxy Statement/Prospectus describing in detail both the proposed Reorganization and the Surviving Fund (including, among other things, any differences in strategies, risks and fees between the Surviving Fund and the Acquired Fund) and summarizing the Board’s considerations in recommending that shareholders approve the Plan and (ii) a proxy card and instructions on how to submit their voting instructions. Please refer to the Prospectus for additional information about the Surviving Fund.

Transfers in and out of the Acquired Fund and Surviving Fund. At any time prior to the Reorganization Date, Beneficial Owners may transfer out of the Acquired Fund consistent with the transfer provisions of the applicable variable life insurance or variable annuity product prospectus. Beneficial Owners may transfer into any other available investment option under their policy or contract. The Insurance Companies have informed the Trust that transfers out of the Acquired Fund within 30 days prior to the Reorganization Date and transfers out of the Surviving Fund within 30 days after the Reorganization Date will not count as a transfer for purposes of transfer limitations under the policies or contracts.  Please see the Prospectus for information about other funds of the Trust available for investment.  Please see your product prospectus for more information on transfers, including any restrictions on transfers into the Acquired Fund before the Reorganization Date.

Assuming the Reorganization occurs, all references to the Acquired Fund in the Prospectus will be deleted effective upon the Reorganization Date.  Apart from the proxy materials, no further notification regarding the Reorganization will be sent, unless circumstances change from those described above.

Form No.	15-47685-00
PSFSUP0118